SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Act of 1934

November 23, 2011
(Date of Report)

DIAMOND RANCH FOODS, LTD.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51206	20-1389815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2226 Eastlake Avenue East #156, Seattle, WA 98102
(Address of principal executive offices)

Registrant's telephone number, including area code: (206) 380-7145

355 Food Center Drive B-1, Bronx, NY 10474
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]           Written communications pursuant to Rule 425 under the Securities Act

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 ITEM 2.01                      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Closing Of Share Exchange Agreement

On November 17, 2011, the Registrant, Diamond Ranch Foods, Ltd., a Nevada corporation (“Diamond Ranch”), through its wholly-owned subsidiary, Plandai Biotechnologies, Inc. (“Plandai”), consummated a Share Exchange with Global Energy Solutions Corporation Limited (“GES”), an Irish corporation.  Under the terms of the Share Exchange, GES received 76,000,000 shares of Diamond Ranch that had been previously issued to Plandai in exchange for 100% of the issued and outstanding capital of GES.  A copy of the Share Exchange Agreement is attached hereto as Exhibit 2.01.

Disposition of Subsidiary

On November 17, 2011, the Company sold its subsidiary, Diamond Ranch, Ltd., together with its wholly-owned subsidiary, Executive Seafood, Inc. to the former officer and director of Diamond Ranch.  Under the terms of the sale, the purchaser assumed all associated debt as consideration.  During the three months ended September 30, 2011, Diamond Ranch, Ltd. and Executive Seafood, Inc. had negligible revenues from operations, generated a net loss of $126,000, and as of September 30, 2011, liabilities exceeded by over $5,000,000.

As a result of the Share Exchange Agreement and disposition of Diamond Ranch, Ltd., the operations of Diamond Ranch Foods, Ltd., consist entirely of the operations of Global Energy Solutions Corporation Limited.

ITEM 3.02                      UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the Share Exchange mentioned in Item 2.01, the Company issued 76,000,000 shares of unregistered, restricted common stock to the owners of Global Energy Solutions Corporation Limited.  The shares were issued under Rule 144 of the Securities Act of 1933.

ITEM 5.01                      CHANGE IN CONTROL OF REGISTRANT

Under the terms of the Share Exchange detailed in Item 2.01, the Company issued 76,000,000 shares of common stock to the shareholders of Global Energy Solutions Corporation Limited, a majority of which (60,904,314 shares representing approximately 60% of the total issued and outstanding capital of the Registrant) are now held by Caldar Valley Limited.

ITEM 5.02                      CHANGE IN OFFICERS AND DIRECTORS

Under the terms of the Share Exchange detailed in Item 2.01, the shareholders of GES were permitted to nominate representatives to serve on the Board of Directors to fill the seats vacated by prior directors.  Accordingly, Mr. Louis Vucci, Jr. and Mr. Philip Serlin resigned as officers and directors concurrent with the appointment of the following individuals to the Board of Directors and to serve in the capacities indicated until the next annual meeting of shareholders:

Roger Duffield – Chairman; President; Secretary; Chief Financial Officer; Director
Mr. Roger Duffield has worked most of his professional life on world-wide environmental and wellness projects. In 2001 he co-founded Global Energy Solutions Corporation Limited, Dublin, Ireland and in 2003, the USA based Research Company, CRS Technologies Inc. Mr. Duffield heads this group of companies specializing, through private investment, in the research and development of new wellness innovations relating to the release and recovery of active phytonutrients through the proprietary processing and extraction of plant materials. For commitment to understanding new sciences in hydrocarbon and fuel cell innovative technology direction, in 1997 he earned two honorary Russian doctorates from the University of Moscow and Novosibirsk.

Daron Baylis Duffield – Director
Daron Baylis Duffield has a PhD in Clinical Psychology and is a consultant psychiatrist with an international practice.  She is the co-founder and Director of Global Energy Solutions Corporation Limited. Born in Malawi and has lived a great deal of her life in East and Southern Africa, she has an in-depth knowledge of the malnutrition crisis, alongside the accompanying physical and psychological dilemmas facing the people of Africa.  During the 1990s she worked with the Red Cross in the HIV/Aids programs in South Africa.

Brian Johnson – Director
Mr. Johnson is a patent attorney with a Bachelor of Science degree in Electrical Engineering and Juris Doctorate degree, both from the University of Texas, Austin and a Bachelor of Science degree in Mechanical Engineering from the University of Colorado, Boulder.  He has practiced as an engineer in the United States Air Force as well as in the private sector, was previously a patent inspector, and was admitted to the Texas State Bar in 1995.  Since 2008, he has served a patent counsel for Intellectual Ventures, LLC, prior to which he was Of Counsel Attorney for Davis Wright Tremaine, LLP.

Timothy Matula – Director
Mr. Matula holds a Bachelor of Science degree in Business Administration from California State University, Fresno, and has extensive experience in SEC compliance, Sarbannes-Oxley compliance, finance, and accounting.  He has over ten years working in Asia, most recently with ChinaTel Group, Inc., as Director of Communications since 2008 and, prior to that with Nuvilex, Inc.

David Rzepnicki – Director
Mr. Rzepnicki holds a Bachelor of Science degree in Accounting from Barry University and has worked as a Chief Financial Officer or Controller for several companies across a diversified field of industries including fashion, real estate, energy, logistics and insurance.  He currently serves as controller for Excess Health, Inc., prior to which he was controller for Missmatched, Inc. and Chief Financial Officer of Scott-Lawrence Realty and Development Corporation.

Registrant has not executed employment contracts with any of the above-named individuals.

ITEM 5.03                      AMENDMENT TO ARTICLES OF INCORPORATION

On November 21, 2011, Registrant filed an Amendment to the Articles of Incorporation with the Nevada Secretary of State, the purpose of which was to change the name of the company to Plandai Biotechnology, Inc.  The Amendment was approved by the unanimous vote of the Board of Directors and received the majority written consent of shareholders.  A copy of the filed amendment has been attached hereto as Exhibit 5.03.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

Registrant intends to file the audited financial statements of Global Energy Solutions, Inc. and pro-forma consolidated financial statements on Form 8-K12(g) within 71 days of this filing.

Exhibit Number	Description

2.01	Share Exchange Agreement between Plandai Biotechnologies, Inc. and Global Energy Solutions Corporation Limited
5.03	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated  November 23, 2011

DIAMOND RANCH FOODS, LTD. By: /s/ Roger Duffield Roger Duffield Chief Executive Officer